Royalties Payable	6 Months Ended	12 Months Ended
	Jun. 30, 2018	Dec. 31, 2017
Royalties Payable
Royalties Payable

As part of a subscription agreement entered into in 2016, the Company has an obligation to pay a royalty of 5% of net sales on one of its generic products (Anastrozole) for a period of three (3) years from the date of the first sale of that product. During the period ended June 30, 2018 1,000,000 shares of the Company’s common stock valued at $5,900 was issued in exchange for cancellation of this royalty obligation.

As part of a subscription agreement entered into in February 2016, the Company has an obligation to pay a royalty of 5% of net sales on one of its generic products (Anastrozole) for a period of three (3) years from the date of the first sale of that product. As of the date hereof, the Company has not received revenues from the sale of this product